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                                  PILGRIM FUNDS

                         Supplement dated July 31, 2000
       to the Class A, B, C, M and T International Equity Funds Prospectus
                              dated July 31, 2000

Acquisition of ReliaStar Financial Corp. by ING Groep N.V.

On May 1, 2000, ReliaStar Financial Corp. (NYSE: RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim Investments and Pilgrim Securities are expected to remain intact after the transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Funds as a result of the acquisition.

The advisory contracts between the Funds and Pilgrim Investments may terminate automatically at the time of the acquisition. As a result, the Boards of the Pilgrim Funds have approved new advisory contracts between the Funds and Pilgrim Investments, and shareholder approval of these contracts has been, or is being sought at shareholder meetings.

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